                                                                      Exhibit 24

                            BIG FLOWER HOLDINGS, INC.

         The undersigned hereby constitutes R. Theodore Ammon, Edward T. Reilly, Richard L. Ritchie and Mark A. Angelson, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Big Flower Holdings, Inc. for use in connection with the employee benefit plans listed below to be maintained by Big Flower Holdings, Inc. or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

                           Webcraft Employee Savings Trust
                           Webcraft, Inc. Employee Accumulated Savings Trust

 /s/  EDWARD T. REILLY                              June 25, 1998
----------------------------------
Edward T. Reilly
President, Chief Executive Officer
and Director

                            BIG FLOWER HOLDINGS, INC.

         The undersigned hereby constitutes R. Theodore Ammon, Edward T. Reilly, Richard L. Ritchie and Mark A. Angelson, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Big Flower Holdings, Inc. for use in connection with the employee benefit plans listed below to be maintained by Big Flower Holdings, Inc. or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

                           Webcraft Employee Savings Trust
                           Webcraft, Inc. Employee Accumulated Savings Trust

 /s/  PETER G. DIAMANDIS                            June 25, 1998
----------------------------------
Peter G. Diamandis
Director

                            BIG FLOWER HOLDINGS, INC.

         The undersigned hereby constitutes R. Theodore Ammon, Edward T. Reilly, Richard L. Ritchie and Mark A. Angelson, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Big Flower Holdings, Inc. for use in connection with the employee benefit plans listed below to be maintained by Big Flower Holdings, Inc. or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

                           Webcraft Employee Savings Trust
                           Webcraft, Inc. Employee Accumulated Savings Trust

 /s/  ROBERT M. KIMMITT                             June 25, 1998
----------------------------------
Robert M. Kimmitt
Director

                            BIG FLOWER HOLDINGS, INC.

         The undersigned hereby constitutes R. Theodore Ammon, Edward T. Reilly, Richard L. Ritchie and Mark A. Angelson, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Big Flower Holdings, Inc. for use in connection with the employee benefit plans listed below to be maintained by Big Flower Holdings, Inc. or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

                           Webcraft Employee Savings Trust
                           Webcraft, Inc. Employee Accumulated Savings Trust

 /s/  JOAN D. MANLEY                                June 25, 1998
----------------------------------
Joan D. Manley
Director

                            BIG FLOWER HOLDINGS, INC.

         The undersigned hereby constitutes R. Theodore Ammon, Edward T. Reilly, Richard L. Ritchie and Mark A. Angelson, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Big Flower Holdings, Inc. for use in connection with the employee benefit plans listed below to be maintained by Big Flower Holdings, Inc. or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

                           Webcraft Employee Savings Trust
                           Webcraft, Inc. Employee Accumulated Savings Trust

 /s/  NEWTON N. MINOW                               June 25, 1998
----------------------------------
Newton N. Minow
Director

                            BIG FLOWER HOLDINGS, INC.

         The undersigned hereby constitutes R. Theodore Ammon, Edward T. Reilly, Richard L. Ritchie and Mark A. Angelson, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Big Flower Holdings, Inc. for use in connection with the employee benefit plans listed below to be maintained by Big Flower Holdings, Inc. or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

                           Webcraft Employee Savings Trust
                           Webcraft, Inc. Employee Accumulated Savings Trust

/s/  RICHARD L. RITCHIE                             June 25, 1998
----------------------------------
Richard L. Ritchie
Executive Vice President
and Chief Financial Officer

                            BIG FLOWER HOLDINGS, INC.

         The undersigned hereby constitutes R. Theodore Ammon, Edward T. Reilly, Richard L. Ritchie and Mark A. Angelson, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Big Flower Holdings, Inc. for use in connection with the employee benefit plans listed below to be maintained by Big Flower Holdings, Inc. or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

                           Webcraft Employee Savings Trust
                           Webcraft, Inc. Employee Accumulated Savings Trust

/s/  THEODORE AMMON                                 June 25, 1998
----------------------------------
R. Theodore Ammon
Chairman of the Board
and Director